UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Venture Lending & Leasing IX, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01253	82-2040715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

 (Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors has appointed Jared S. Thear as Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Venture Lending & Leasing IX, Inc. (the “Fund”), effective as of July 26, 2021.

Mr. Thear’s appointment was not made pursuant to any arrangement or understanding between Mr. Thear and any other person. Mr. Thear does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Thear and any of the Fund’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Thear’s biographical information is set forth below:

Jared S. Thear, CPA, 43, worked at Deloitte & Touche in San Francisco, California from 2001 to 2021. During his time at Deloitte, Mr. Thear held various leadership roles.

From 2014 to 2021 he led Deloitte’s Northwest region Asset Management practice for the audit function. He has over twenty-one years of professional experience serving private equity, venture capital, hedge funds, financial technology companies, broker dealers, fund of funds, registered investment companies, registered investment advisors, business development companies, and depository institutions.

Mr. Thear also served as Deloitte’s Bay Area Accounting, Research and Advisory Leader from 2019 to 2021. This role allowed him to interact with portfolio companies that were investee entities to venture or private equity clients across the firm’s practice.

Mr. Thear led Deloitte’s national venture capital strategy initiative from 2020 to 2021. Mr. Thear has deep experience as an alternative investment subject matter specialist for the valuation of level three assets.

He graduated from the Ohio State University majoring in both accounting and finance. He currently holds an active CPA license, and is a member of the AICPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING IX, INC.
(Registrant)

By:	/s/ Maurice C. Werdegar	By:	/s/ Bruce K. Levin
	Maurice C. Werdegar		Bruce K. Levin
	Chief Executive Officer		Vice President of Finance

Date:	July 26, 2021	Date:	July 26, 2021